Exhibit 10.39

STOCK PLEDGE AGREEMENT

THIS STOCK PLEDGE AGREEMENT (this “Agreement”), dated as of                     , 2006, is entered into by and between [NAME], an individual (“Pledgor”), and Masimo Corporation, a Delaware corporation (“Secured Party”).

RECITALS

A. Pledgor has executed that certain Promissory Note in the aggregate principal amount of [AMOUNT] ($[XXX]), dated of even date herewith, in favor of Secured Party (the “Note”).

B. Pledgor is the owner of shares of Common Stock of Secured Party, as set forth on Schedule A hereto (the “Shares”).

C. Pledgor has agreed to pledge the Shares, together with any securities received by Pledgor in connection with any merger or reorganization with respect to such shares (the “Pledged Shares”), to Secured Party pursuant to the terms of the Note, and to enter into this Agreement in order to secure its obligations to Secured Party under the Note.

NOW, THEREFORE, in consideration of the foregoing promises and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

1. Pledge of Stock. Pledgor hereby pledges, grants a security interest in, assigns, transfers and delivers unto Secured Party and its successors and assigns the Pledged Shares as collateral security for the payment and performance by Pledgor of the Obligations (as defined under Section 2 hereof). Pledgor has, concurrently herewith, delivered to Secured Party the stock certificate evidencing the Pledged Shares together with appropriate stock powers executed in blank in the form of Exhibit A, attached hereto. The Pledged Shares shall be referred to herein as the “Collateral.”

2. Obligations Secured. This Agreement is made and the pledge herein is given to secure Pledgor’s payment and performance of any and all obligations, liabilities and indebtedness of Pledgor to Secured Party pursuant to the terms of the Note and this Agreement (collectively, the “Obligations”).

3. Representations and Warranties of Pledgor. Pledgor hereby represents and warrants to Secured Party as follows:

3.1 Ownership of the Pledged Shares. Pledgor is and shall be the beneficial and record owner of the Pledged Shares.

3.2 Liens, Claims, Encumbrances, Etc. Pledgor owns the Pledged Shares free and clear of any material liens, claims, encumbrances or security interests of any kind or nature whatsoever.

3.3 Authority. Pledgor is not precluded in any manner whatsoever from executing, and has the requisite authority to execute, this Agreement and to pledge, transfer and grant a security interest and lien in the Collateral as contemplated herein, without the approval or authorization of any other person, including any governmental or regulatory authority whatsoever.

3.4 First Priority Lien. The pledge, assignment and delivery of the Collateral pursuant to this Agreement will create a valid first priority lien on and a first priority perfected security interest in the Collateral pledged by Pledgor, and the proceeds thereof, securing the payment of the Obligations.

3.5 Due Authorization. This Agreement has been duly authorized, executed and delivered by Pledgor and constitutes a legal, valid and binding obligation of Pledgor enforceable in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, or other similar laws affecting the rights of creditors generally or by the application of general equity principles.

4. Covenants of Pledgor. Pledgor hereby, covenants and agrees as follows:

4.1 Sale, Encumbrance, Etc. Pledgor shall not sell, contract to sell, encumber, hypothecate or permit or suffer any attachment, security interest, lien or other encumbrance or judgment or other judicial or involuntary lien against, or otherwise dispose of, the Collateral or any part thereof, unless Pledgor shall have obtained the prior written consent of Secured Party.

4.2 Defense of Collateral. Pledgor shall defend, at Pledgor’s sole cost and expense, the Collateral against any and all liens, charges, security interests and other encumbrances.

5. Events of Default. The occurrence of any of the following shall constitute an event of default (“Event of Default”) under this Agreement:

5.1 Default under Note. Pledgor shall fail to make a payment due under the Note following the applicable cure period.

5.2 Default on the Obligations. Pledgor shall default in the performance or observance of any of the Obligations, other than Obligations under the Note, and such default shall not have been cured within thirty (30) days after Pledgor’s receipt of written notice thereof from Secured Party.

5.3 Breach of Representation or Warranty. Any representation or warranty made by Pledgor herein shall be false in any material respect and such default shall not have been cured within thirty (30) days after Pledgor’s receipt of written notice thereof from Secured Party.

6. Rights of Secured Party Upon Default.

6.1 Rights and Remedies of Secured Party. In the event of any Event of Default, Secured Party shall be entitled, without further notice to Pledgor, and without necessity for legal proceedings, to sell any or all of the securities serving as Collateral and, if any of the Obligations remains unsatisfied following such foreclosure, to seek payment of such unsatisfied amount from Pledgor pursuant to the terms of the Note. In addition, and not by way of limitation of the foregoing, Secured Party shall have any or all remedies provided by law, including, but not limited to, all rights and powers of a secured party after default pursuant to the California Commercial Code.

6.2 Application of Proceeds of Sale, etc. The proceeds of any sale or other disposition of, or any collection of or realization on, any of the Collateral, shall be applied by Secured Party from time to time to pay: (a) first, all costs, fees and expenses paid or incurred by Secured Party in connection with the exercise, protection or enforcement of Secured Party’s rights and remedies hereunder, (b) second, the entire indebtedness due Secured Party under the Note, and (c) third, the excess, if any, shall be paid to Pledgor or to whomever is then legally entitled to receive the same.

7. Termination of Agreement. Upon payment in full of any and all Obligations, this Agreement and the security interest created hereby in favor of Secured Party shall terminate and Secured Party shall return all of the Collateral then in its possession to Pledgor.

8. Amendments. The provisions of this Agreement may not be waived, altered, amended or repealed in whole or in part except by the written consent of the parties hereto.

9. Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which shall together constitute one and the same instrument.

10. Waiver. The failure or delay on the part of any party hereto to exercise any right, remedy, power or privilege shall not operate as a waiver thereof. Any waiver must be in writing and signed by the party making such waiver. A written waiver of any default shall not operate as a waiver of any other default or of the same type of default on a future occasion.

11. Successors and Assigns. This Agreement shall be binding on and shall inure to the benefit of the parties hereto and their respective heirs, legal representatives, and permitted successors and assigns.

12. Necessary Acts. Each party hereto shall perform any further acts and execute and deliver any additional agreements, assignments or documents that may be reasonably necessary to carry out the provisions or to effectuate the purposes of this Agreement.

13. Governing Law. This Agreement shall be governed by, interpreted under, and construed and enforced in accordance with, the internal laws of the State of California.

14. Attorneys’ Fees and Costs. If any legal action or other proceeding is brought in connection with this Agreement, the successful or prevailing party, whether or not such party has instituted the action, shall be entitled to recover from the non-prevailing party reasonable attorneys’ fees and other costs incurred in such action or proceeding, in addition to any other relief to which it may be entitled.

15. Notices. All notices and other communications required or which may be given hereunder shall be in writing and shall be deemed effectively given or received for all purposes only (i) when presented personally, (ii) on receipt when mailed by U.S. first class mail, registered or certified, postage prepaid, return receipt requested, (iii) one day after being sent if sent by professional overnight courier or messenger service, or (iv) on the date of transmission if sent by telecopy or other means of electronic transmission, with receipt confirmed by answer back or otherwise, at the address indicated on the signature page to this Agreement (or addressed as any party may subsequently designate by notice in accordance with this Section 15).

16. Headings and Captions. The headings and captions used herein are solely for the purpose of reference only and are not to be considered in connection with the construction or interpretation of this Agreement.

17. Assignment. Secured Party may assign, endorse or transfer any instrument evidencing all or any part of the Obligations, and the holder of such instrument shall be entitled to the benefits of this Agreement.

18. Entire Agreement. This Agreement, together with the documents referenced herein, contains all of the agreements of the parties hereto with respect to the matters contained herein and no prior or contemporaneous agreement or understanding, oral or written, pertaining to any such matters shall be effective for any purpose. No provision of this Agreement may be amended or added to except by an agreement in writing signed by the parties hereto or their respective successors in interest and expressly stating that it is an amendment of this Agreement.

[Signature Page Follows]

IN WITNESS WHEREOF, Pledgor and Secured Party have duly executed this Stock Pledge Agreement as of the day and year first above written.

“Pledgor”

[INIDIVIDUAL]

“Secured Party”

Masimo Corporation, a Delaware corporation

By:
Name:
Title:

EXHIBIT A

STOCK ASSIGNMENT SEPARATE FROM CERTIFICATE

FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto MASIMO CORPORATION, a Delaware corporation (the “Company”), [NUMBER] shares of common stock of the Company standing in the name of the undersigned on the books of the Company; the attached certificate number          reflects the total number of shares of common stock held by the undersigned; and the undersigned does hereby irrevocably constitute and appoint the Secretary of the Company as attorney to transfer such stock on the books of the Company with full power of substitution.

Dated:

By:
[NAME OF PLEDGOR]

Schedule A

Stock Certificate No. [ZZZ], representing [WWW] shares of Common Stock of Masimo Corporation issued in the name of [INDIVIDUAL].